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                                 AIM FUNDS GROUP

                                AIM BALANCED FUND
                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                            AIM GLOBAL UTILITIES FUND
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                             AIM NEW TECHNOLOGY FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND
                                 AIM VALUE FUND
                                AIM VALUE II FUND
                           AIM WORLDWIDE SPECTRUM FUND

                       Supplement dated December 12, 2001
      to the Statement of Additional Information dated September 28, 2001, as supplemented September 28, 2001, October 1, 2001
                              and November 15, 2001

The following information replaces in its entirety the last paragraph appearing under the heading "DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS - EXCISE TAX ON REGULATED INVESTMENT COMPANIES" on page 52 of the Statement of Additional
Information:

         "Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax."